                                                                     EXHIBIT 1.1

                           MCCLATCHY NEWSPAPERS, INC.

                              CLASS A COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                             UNDERWRITING AGREEMENT

                                                                          , 1994

GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED
  As the representatives of the several Underwriters
     named in Schedule I hereto
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:

     McClatchy Newspapers, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 750,000 shares and, at the election of the Underwriters, up to 206,250 additional shares of Class A Common Stock, $.01 par value ("Stock") of the Company and the stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 625,000 shares. The aggregate of 1,375,000 shares to be sold by the Company and the Selling Stockholders is herein called the "Firm Shares" and the aggregate of 206,250 additional shares to be sold by the Company is herein called the "Optional Shares". The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:
          (i) A registration statement (File No. 33-52475) in respect of the Firm Shares and the Optional Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendments thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, being hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus") and any reference herein to any Preliminary

     Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
     Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

          (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein;

          (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, the effect of which is material to the Company and its subsidiaries considered as a

                                       (2)
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     whole otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than conversions from Class B Common Stock to Class A Common Stock) including the issuance of stock options, warrants or other rights to purchase capital stock, or any increase in long-term or short-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operation of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property in the aggregate and do not interfere in any material respect with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

          (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (ix) The Shares to be issued and sold by the Company hereunder have been duly and validly authorized and, when delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus and no preemptive rights of stockholders will exist with respect to any of the Shares or the sale thereof at each Time of Delivery (as defined in Section 4 below);

          (x) The sale of the Firm Shares and Optional Shares by the Company and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any statute or any

                                       (3)
     order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, compliance with the applicable requirements of the New York Stock Exchange (the "Exchange") and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

          (xi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company, threatened which, individually or in the aggregate, would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

          (xii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075 of Florida Statutes (Chapter 92-198, Laws of Florida);

          (xiii) Deloitte & Touche, who have audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (xiv) The Company and its subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be conducted by them as described in the Prospectus, and neither the Company nor any of its subsidiaries has received notice of infringement of or conflict with (and knows of no such infringement or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which could result in any material adverse effect on the business or financial condition of the Company and its subsidiaries considered as a whole.

     (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney (the "Power of Attorney") and the Letter of Transmittal and Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;

          (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the performance of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, trust, will or other material agreement or

                                       (4)
     instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or assuming compliance with the securities registration or qualification requirements under applicable state securities or Blue Sky laws, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

          (iii) Such Selling Stockholder has, and immediately prior to the First Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, assuming the Underwriters are acquiring the Shares in good faith without notice of any adverse claim, upon delivery of such Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

          (iv) No offer, sale or other disposition of any Class A Common Stock, Class B Common Stock or Preferred Stock of the Company will be made within 120 days after the date of the Prospectus, directly or indirectly, by such Selling Stockholder, otherwise than hereunder or with your written consent or pursuant to bona fide gifts to persons who agree in writing with you to be bound by the provisions of this clause;

          (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (vi) Any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein under the section entitled "Selling Stockholders," as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable date of filing as to the Preliminary Prospectus, the Prospectus and any amendment or supplement thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading; and

          (vii) The sale of Shares by such Selling Stockholder pursuant hereto is not prompted by any adverse information concerning the Company which is not set forth or contemplated in the Prospectus.

     In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to Chemical Bank, as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you, appointing James P. Smith, Erwin Potts and/or James B. McClatchy as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on

                                       (5)
behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

     Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or by the occurrence of any other event. If any Selling Stockholder should die or become incapacitated before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity or other event.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and from each of the Selling
Stockholders, at a purchase price per share of $     , the number of Firm Shares
(to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of shares to be sold by the Company and each of the Selling Stockholders as set forth opposite its name in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters from the Company and the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 203,250 Optional Shares, at the purchase price per share set forth in clause (a) of this Section 2, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than seven business days after the date of such notice.

     3. Upon the authorization by you of the release of Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may

                                       (6)
request upon at least forty-eight hours' prior notice to the Company and the Attorneys-in-Fact, shall be delivered by or on behalf of the Company and the Selling Stockholders to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company and the Custodian, as their interests may appear, in New York Clearing House funds, all at the offices of Goldman, Sachs & Co., 85 Broad Street, NY, NY 10004. The time and date of such delivery and payment shall be, with respect to the Firm Shares,
9:30 a.m., New York time, on             , 1994 or such other time and date as
you, the Company and the Selling Stockholders may agree upon in writing, and with respect to the Optional Shares, 9:30 a.m. New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or such Optional Shares, or such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date of delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least forty-eight hours prior to each Time of Delivery at the office of Goldman, Sachs & Co. as set forth above, or at such other location as Goldman, Sachs & Co. and the Company may agree.

     5.  The Company agrees with each of the Underwriters:

     (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to any Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions within the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light

                                       (7)
of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

     (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive the Shares or any such substantially similar securities (other than pursuant to employee stock option or stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) without your prior written consent;

     (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year (beginning with the fiscal year ending after the effective date of the Registration Statement) an annual report (including a balance sheet and statements of income, stockholders' equity and change in financial position of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year, consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

     (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

     (h) To use its best efforts to list, subject to notice of issuance, the Shares on the Exchange.

     6. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and the sale of the Shares and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all

                                       (8)
expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys;
(iv) all expenses in connection with the listing of the Shares on the Exchange and the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; (v) the cost of preparing stock certificates;
(vi) the fees and expenses of the Attorneys-in-Fact and the Custodian; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of separate counsel, if any, for such Selling Stockholder, and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with Clause
(b)(ii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York state transfer tax, and such Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section,
Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission;

          (b) Wilson, Sonsini, Goodrich & Rosati, P.C., counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs
     (i), (ii), (vi), (x) and (xi) and paragraphs containing relevant disclosure opinions of Subsection (c) below, as well as any other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Pillsbury Madison & Sutro, counsel for the Company and for the Selling Stockholders (other than the Charles Kennan McClatchy 1993 Trust), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

             (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being issued by the Company and being sold by the Selling Stockholders at such Time of Delivery) have

                                       (9)
        been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Class A Common Stock contained in the Prospectus; the certificates for the Shares comply as to form with the requirements of the Delaware General Corporation Law; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof at such Time of Delivery;

             (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification except where the failure to be so qualified would not have a material adverse effect on the consolidated financial condition or business of the Company and its subsidiaries considered as a whole, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

             (iv) Each of the Anchorage Daily News, Inc., Tacoma News, Inc., and East Coast Newspapers, Inc. (herein the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

             (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental or administrative proceedings pending to which the Company or any of its Material Subsidiaries is a party or of which any property of the Company or any of its Material Subsidiaries is the subject which are required to be described in the Prospectus, and which, if determined adversely to the Company or any of its Material Subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

             (vi) This Agreement has been duly authorized, executed and delivered by the Company;

             (vii) The issue and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries is bound or to which any of the property or assets of the Company or any of its Material Subsidiaries is subject, which indenture, mortgage, deed of trust, loan agreement or other agreement or instrument is material to the Company and its Material Subsidiaries, taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their properties;

             (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, compliance with the applicable requirements of the Exchange, and such consents, approvals, authorizations,

                                      (10)
        registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

             (ix) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes thereto and related schedules and other financial data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

             (x) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements, including the notes thereto and related schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

             (xi) The statements in the Prospectus under "Selling
        Stockholders -- Agreement Among Class B Stockholders" and "Description of Capital Stock" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for by the regulations adopted under the Act with respect to such legal matters, documents or proceedings in all material respects;

             (xii) A Power of Attorney and a Custody Agreement have been duly executed and delivered by the Selling Stockholders;

             (xiii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder; and based solely upon the statements and representations of such Selling Stockholder to such counsel which such counsel has no reason to believe are incorrect, the sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by the Selling Stockholders with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and, to the knowledge of such counsel, the consummation of the transactions herein and therein contemplated will not result in a violation of any of the terms of or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, trust, will or other material agreement or instrument to which such Selling Stockholder is a party, or (assuming compliance with the securities registration or qualification requirements under all United States state securities or Blue Sky laws) any statute, order, rule or regulation known to such counsel of any governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

             (xiv) To the best of such counsel's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters; and

             (xv) Immediately prior to the consummation of the transactions contemplated herein, the Selling Stockholders were each the sole registered owner of their respective Shares; and upon registration of the Shares in the names of the Underwriters in the stock records of the Company, the Underwriters will, assuming that they have purchased the Shares for value in good faith and without notice of any adverse claim, have acquired all of the rights of

                                      (11)
        the Selling Stockholders in the Shares free of any adverse claim, any lien in favor of the Company and any restrictions on transfer imposed by the Company.

          Such counsel shall also state that they have no reason to believe that the Registration Statement and the information incorporated therein by reference (other than financial statements, including the notes thereto and related schedules and other financial data contained therein, as to which counsel need express no view), as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and the information incorporated therein by reference (excluding the financial statements, including the notes thereto and related schedules and other financial data contained therein, as to which counsel need express no view), as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Bartel Eng Miller & Torngren, counsel for the Charles Kennan McClatchy 1993 Trust shall have furnished you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) A Power of Attorney and Custody Agreement have been duly executed and delivered by the Charles Kennan McClatchy 1993 Trust;

             (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Charles Kennan McClatchy 1993 Trust; and based solely upon the statements and representations of the Charles Kennan McClatchy 1993 Trust to such counsel which counsel has no reason to believe are incorrect, the sale of the Shares to be sold by the Charles Kennan McClatchy 1993 Trust hereunder and the compliance by the Charles Kennan McClatchy 1993 Trust with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and, to the knowledge of such counsel, the consummation of the transactions herein and therein contemplated will not result in a violation of any of the terms of or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, trust, will or other material agreement or instrument to which the Charles Kennan McClatchy 1993 Trust is a party, or (assuming compliance with the securities registration or qualification requirements under all United States state securities or Blue Sky laws) any statute, order, rule or regulation known to such counsel of any governmental agency or body having jurisdiction over the Charles Kennan McClatchy 1993 Trust or the property of the Charles Kennan McClatchy 1993 Trust;

             (iii) To the best of such counsel's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Charles Kennan McClatchy 1993 Trust of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Charles Kennan McClatchy 1993 Trust hereunder, except such as have been obtained under the Act and as such may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters; and

             (iv) Immediately prior to the consummation of the transactions contemplated herein, the Charles Kennan McClatchy 1993 Trust was the sole registered owner of its Shares; and upon registration of the Shares in the names of the Underwriters and the stock records of the Company, the Underwriters will, assuming that they have purchased the Shares for value in good faith and without notice of any adverse claim, have acquired all the rights to the Charles Kennan McClatchy 1993 Trust in the Shares free of any adverse claim, any lien in favor of the Company and any restriction on transfer imposed by the Company.

                                      (12)

          (e) At 10:00 a.m., New York City time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, Deloitte & Touche shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or Nasdaq National Market (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (h) The Shares to be sold by the Company and the Selling Stockholders at such Time of Delivery shall have been duly approved, subject to notice of issuance, on the Exchange; and

          (i) The Company and the Selling Stockholders (directly or pursuant to the Powers of Attorney) shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and
     (e) of this Section, and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Selling Stockholder and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder and Underwriter may become subject, under the Act or otherwise, to the extent, but only to the extent, that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Selling Stockholder and Underwriter for any legal or other expenses reasonably incurred by such Selling Stockholder or such Underwriter in

                                      (13)
connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided, further, that the Company shall not be liable to any Underwriter under this subsection in (a) with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the Company has previously furnished copies thereof to such Underwriter.

     (b) Each Selling Stockholder will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of such Selling Stockholder contained herein, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided however, that no such Selling Stockholder shall be liable to any Underwriter under this subsection (b) with respect to any Preliminary Prospectus to the extent that any loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Shares to a person to whom there was not given or sent, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the Company has previously furnished copies thereof to such Underwriter. Notwithstanding the foregoing provisions of this Subsection (b), in no event shall any Selling Stockholder be liable for an amount in excess of the net proceeds received by such Selling Stockholder from the sale of the shares.

     (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party

                                      (14)

(which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e) no Selling Stockholder shall be required to (i) make any contribution for any matter not indemnified by such Selling Stockholder under subsection (b), or (ii) contribute any amount in excess of the amount by which the net proceeds of the offering received by such Selling Stockholder exceeds the amount of any damages which such Selling Stockholder has been required to pay by reason of such indemnity under subsection (b). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

                                      (15)

     (f) The obligations of the Company and the Selling Stockholders under this
Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in the Registration Statement as a prospective director of the Company) and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders, as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholders shall have the right to require each nondefaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders, as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters, as provided in Section 6 hereof, and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                                      (16)

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, the stockholders of the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholders, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, nor the Selling Stockholders shall then be under any liability to any Underwriter, except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered, except as provided in
Section 6 and Section 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail to you as the representatives in care of Goldman, Sachs & Co., at 85 Broad Street, New York, NY 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to the address on the books of the Company with a copy to such Selling Stockholder's counsel (whose name and address shall be provided to you as representatives of the Underwriters); and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      (17)

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us the counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                      (18)

     Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Stockholders and the stockholders of the Selling Stockholders represents by so doing that he has been duly appointed as Attorney-in-Fact by the Selling Stockholders and the stockholders of the Selling Stockholders pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                          Very truly yours,

                                          McCLATCHY NEWSPAPERS, INC.

                                          By:
                                              Name:
                                              Title:

                                          SELLING STOCKHOLDERS (except the
                                          Central Valley Foundation)

                                          By:
                                              Name:
                                              Title:

                                              As Attorney-in-Fact acting on
                                              behalf of the
                                             Selling Stockholders named in
                                              Schedule II to this Agreement.

                                          THE CENTRAL VALLEY FOUNDATION

                                          By:
                                              Name: James B. McClatchy
                                              Title:

                                              As Attorney-in-Fact

Accepted as of the date hereof

GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
          (Goldman, Sachs & Co.)

    On behalf of each of the
    Underwriters

                                      (19)

                                   SCHEDULE I

                                                                                       NUMBER OF
                                                                                       OPTIONAL
                                                                       TOTAL         SHARES TO BE
                                                                     NUMBER OF       PURCHASED IF
                                                                        FIRM            MAXIMUM
                                                                    SHARES TO BE        OPTION
                           UNDERWRITER                               PURCHASED         EXERCISED
- ------------------------------------------------------------------  ------------     -------------
Goldman, Sachs & Co. .............................................
Merrill Lynch, Pierce, Fenner & Smith, Incorporated...............
[NAMES OF OTHER UNDERWRITERS].....................................
                                                                    ------------     -------------
          Total...................................................
                                                                    ------------     -------------
                                                                    ------------     -------------

                                      (20)

                                  SCHEDULE II

                                                                                       NUMBER OF
                                                                                       OPTIONAL
                                                                       TOTAL         SHARES TO BE
                                                                     NUMBER OF       PURCHASED IF
                                                                        FIRM            MAXIMUM
                                                                    SHARES TO BE        OPTION
                           UNDERWRITER                               PURCHASED         EXERCISED
- ------------------------------------------------------------------  ------------     -------------
The Company.......................................................      750,000         206,250
The Selling Stockholders:
  Betty Lou Maloney...............................................       20,000
  Charles Kennan McClatchy........................................       25,000
  William Briggs McClatchy........................................       10,000
  The Central Valley Foundation...................................      500,000
  James B. McClatchy..............................................       50,000
  Kevin McClatchy.................................................       20,000
                                                                    ------------     -------------
          Total...................................................    1,375,000         206,250
                                                                    ------------     -------------
                                                                    ------------     -------------

                                      (21)

                                                                         ANNEX I

     Pursuant to Section 7(d) of the Underwriting Agreement, Deloitte & Touche shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or

                                      (22)
        incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year:

             (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

             (D) any unaudited pro forma consolidated condensed financial statements included or incor-porated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

             (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                      (23)